United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                             April 17, 2014
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

              1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	13-2637623 (I.R.S. Employer Identification Number)

1301 Avenue of the Americas
                     New York, New York  10019

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.         Other Events

Item 8.01           Other Events

                    On April 17, 2014, Overseas Shipholding Group, Inc. (the "Registrant") issued a press release announcing today that U.S. ownership of its common stock at the close of business on April 15, 2014 was 77 percent.  This is the minimum percentage of shares that must be owned by United States citizens in order to preserve the status of the Registrant as a Jones Act company, in accordance with the Registrant’s charter and bylaws. A copy of the press release is hereby furnished to the Securities and Exchange Commission and is attached as Exhibit 99.

Section 9 -   Financial Statements and Exhibits.

Item 9.01     Financial Statements and Exhibits.

               (d)      Exhibits

Exhibit No.	Description
99	Press Release dated April 17, 2014

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: April 17, 2014	By: /s/James I. Edelson
	Title: Name:	James I. Edelson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated April 17, 2014